American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Mid Cap Value Fund
Supplement dated March 15, 2022 ■ Summary Prospectus dated May 1, 2021 (as revised August 1, 2021) and Prospectus dated May 1, 2021
The following entry for Nathan Rawlins is added under Portfolio Managers in the summary prospectus and the prospectus:
Nathan Rawlins, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2015.

The following entry for Nathan Rawlins is added under The Fund Management Team in the prospectus on page 8:
Nathan Rawlins
Mr. Rawlins, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century in 2015 as an investment analyst. He became a senior investment analyst in 2020 and a portfolio manager in 2022. He has a bachelor’s degree from the University of Kansas and an MBA from the Kelley School of Business, Indiana University. He is a CFA charterholder.

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